Financial instruments and commitments	12 Months Ended
Dec. 31, 2023
Financial Instruments [Abstract]
Financial instruments and commitments
20. Financial instruments and commitments
The Company’s main financial risk exposure is detailed as follows:
a)Liquidity risk
Liquidity risk is the risk that the Company will not be able to meet its financial obligations as they come due. The Company is therefore exposed to liquidity risk with respect to all of the financial liabilities recognized on the consolidated statements of financial position.
The Company manages its liquidity risk by monitoring its operating and financing requirements. The Company prepares budget and cash forecasts to ensure it has sufficient funds to fulfill its obligations.
The following are the contractual maturities of financial liabilities and purchase commitments, including estimated interest payments, as at December 31, 2023:

	Contractual cash flows
	Carrying amount	Total	Less than 1 year	1 to 5 years	More than 5 years
	$	$	$	$	$
Trade and other payables (excluding sales tax)	172,120	172,120	172,120	—	—
Due to merchants	1,455,376	1,455,376	1,455,376	—	—
Credit facility	1,248,270	2,029,633	128,042	604,105	1,297,486
Lease liabilities	12,274	13,032	4,859	6,897	1,276
Other liabilities (a)	18,233	17,750	7,586	10,164	—
Contractual commitments	N/A	75,000	6,833	48,730	19,437
	2,906,273	3,762,911	1,774,816	669,896	1,318,199
Segregated funds	(1,455,376)	(1,455,376)	(1,455,376)	—	—
	1,450,897	2,307,535	319,440	669,896	1,318,199
(a) Other liabilities includes deferred revenue which will not require contractual cash flows.
As at December 31, 2023, the Company had $170,435 of cash and an unused revolving credit facility of $800,000.
Credit risk
Credit risk is the risk of financial loss to the Company if a customer or counterparty to a financial instrument fails to meet its contractual obligations. Credit risk arises principally from the Company’s cash, segregated funds, trade and other receivables, other current assets and processor deposits. The carrying amounts of these financial assets represent the maximum credit exposure.
Trade receivables
The Company provides credit to its customers in the normal course of business. The Company evaluates the creditworthiness of the corresponding counterparties at least at the end of each reporting period and on a specific circumstance basis. The Company’s extension of credit to customers involves considerable judgment and is based on an evaluation of each customer’s financial condition and payment history. The Company has established various internal controls designed to mitigate credit risk, including credit limits and payment terms that are reviewed and approved by the Company. The Company does not have material provisions on trade receivables recognized on the consolidated statements of financial position as at December 31, 2023 and 2022.
Market risks
Market risk is the risk that the Company will incur losses arising from adverse changes in underlying market factors, including interest and foreign currency exchange rates.
Foreign currency risk
The Company is exposed to the financial risk related to the fluctuation of foreign exchange rates and the degrees of volatility of those rates. Foreign currency risk is limited to the portion of the Company’s business transactions denominated in currencies other than the US dollar. Fluctuations related to foreign exchange rates could cause unforeseen fluctuations in the Company’s operating results.
Approximately 46% of the Company’s revenues and 36% of its expenses are in currencies other than the US dollar. The Company has not entered into arrangements to hedge its foreign currency risk. There is no other currency other than the US dollar that represents more than 10% of the Company's revenues.
The following table provides an indication of the Company’s significant foreign exchange currency exposures as stated in US dollars at the following dates:

	CAD	EUR	MXN	ILS	Other	Total
	$	$	$	$	$	$
December 31, 2023
Cash	2,106	19,525	15,532	3,311	17,512	57,986
Trade and other receivables	19,819	3,954	1,618	425	5,837	31,653
Trade and other payables	(20,958)	(24,435)	(26,487)	(12,548)	(9,802)	(94,230)
Lease liabilities	—	(1,511)	—	(918)	(1,234)	(3,663)
Net financial position exposure	967	(2,467)	(9,337)	(9,730)	12,313	(8,254)

December 31, 2022
Net financial position exposure	(790)	18,720	—	(12,632)	12,469	17,767
A 10% strengthening of the above currencies against the US dollar would have affected the measurement of financial instruments denominated in these currencies and affected equity and net income by the amounts shown below. This analysis assumes that all other variables, in particular interest rates, remain constant and ignores any impact of forecast sales and purchases.

	CAD	EUR	MXN	ILS	Other	Total
	$	$	$	$	$	$
2023
Increase (decrease) on equity and net loss	97	(247)	(934)	(973)	1,231	(826)

2022
Increase (decrease) on equity and net income	(79)	1,872	—	(1,263)	1,247	1,777
A 10% weakening of the foreign currencies against the US dollar would have an equal but opposite effect.
Interest rate risk
Interest rate risk is the risk that the fair value or future cash flows of a financial instrument will fluctuate because of changes in market rates. The Company’s exposure to interest rate risk as at December 31, 2023 and 2022 is as follows:

Cash and cash equivalents	Variable interest rate
Segregated funds	Variable interest rate
Loan receivable	Fixed interest rate
Derivative financial asset and financial liability - Interest rate swap	Note 21
Loans and borrowings	Note 12
The Company does not account for any fixed interest rate financial assets or financial liabilities at FVTPL.
All other loans and borrowings bear interest at floating rates, and the Company is therefore exposed to the cash flow risk resulting from interest rate fluctuations. This risk is partially offset by the Company's cash balance which also bears interest at floating rates. In September 2023, the Company also entered into an interest rate swap agreement to hedge a portion of its future variable interest payments.
Based on currently outstanding loans and borrowings at floating rates, cash equivalents and interest rate swap, an increase of 100 basis points in interest rates at the reporting date would have resulted in an increase of $9,750 in net loss in 2023 (2022 – increase in net income of $1,073). A decrease of 100 basis points in 2023 would have resulted in an increase of $9,750 in net income in 2023 (2022 – decrease in net income of $1,073). This analysis assumes that all other variables, in particular foreign currency exchange rates, remain constant.